Exhibit 21.0

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation (indention indicates immediate parent entity):

Corporations

Name of Entity	Ownership	Jurisdiction
ART One Hickory Corporation	100.00%	Nevada
ART Two Hickory Corporation	100.00%	Nevada
Bridgeknight Holdings B.V.	100.00%	Br. Virgin Islands
Centura-Ewing, Inc.	100.00%	Nevada
Century Realty, Inc.	100.00%	Texas
Continental Common Lease, Inc.	100.00%	Louisiana
Continental Mortgage and Equity Investors, Inc.	100.00%	Nevada
Continental Baronne, Inc.	100.00%	Nevada
Continental Common, Inc.	100.00%	Nevada
Continental Indcon Corporation	100.00%	Nevada
Continental Poydras Corp.	100.00%	Nevada
Continental Signature, Inc.	100.00%	Nevada
Continental Somerset Corporation	100.00%	Nevada
Continental WOW, Inc.	100.00%	Nevada
Encon Warehouse, Inc.	100.00%	Nevada
EQK Bridgeview Plaza, Inc.	100.00%	Nevada
EQK Cullman, Inc.	100.00%	Nevada
Garden Centura, Inc.	100.00%	Nevada
Hartford Building Corporation	100.00%	Texas
Income Opportunity Realty Investors, Inc. *	28.44%	Nevada
Mandahl Bay Holdings, Inc.	100.00%	US Virgin Islands
Mercer Crossing Commercial Association, Inc.	100.00%	Texas
Midland Odessa Properties, Inc. **	48.80%	California
South Cochran Corporation	100.00%	Nevada
South Toler, Inc.	100.00%	Texas
T Belmont, Inc.	100.00%	Nevada
T Blue Lake II, Inc.	100.00%	Nevada
T Blue Lakes, Inc.	100.00%	Nevada
T Breakwater, Inc.	100.00%	Nevada
T Capitol Hill II, Inc.	100.00%	Nevada
T Capitol Hill, Inc.	100.00%	Nevada
T Castle Glen, Inc.	100.00%	Nevada
T City Park, Inc.	100.00%	Nevada
T Clarksville, Inc.	100.00%	Nevada
T Copperridge, Inc.	100.00%	Nevada
T Dakota Arms, Inc.	100.00%	Nevada
T Desoto Ridge, Inc.	100.00%	Nevada
T Desoto, Inc.	100.00%	Nevada
T Dorado Ranch, Inc.	100.00%	Nevada
T Echo Valley, Inc.	100.00%	Nevada
T Galleria Town Center, Inc.	100.00%	Nevada
T Galleria West Hotel, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
T Galleria West Lofts, Inc.	100.00%	Nevada
T Grand Prairie, Inc.	100.00%	Nevada
T Hackberry, Inc.	100.00%	Nevada
T Heather Creek, Inc.	100.00%	Nevada
T Keller Springs, Inc.	100.00%	Nevada
T Kingsland Ranch, Inc.	100.00%	Nevada
T Kinsey Bridges, Inc.	100.00%	Nevada
T Lago Vista West, Inc.	100.00%	Nevada
T Laguna, Inc.	100.00%	Nevada
T Lakeforest, Inc.	100.00%	Nevada
T LC Station, Inc.	100.00%	Nevada
T LC Village, Inc.	100.00%	Nevada
T Legend, Inc.	100.00%	Nevada
T Longfellow, Inc.	100.00%	Nevada
T Majestic, Inc.	100.00%	Nevada
T Mansions, Inc.	100.00%	Nevada
T Mason Park, Inc.	100.00%	Nevada
T Maumelle, Inc.	100.00%	Nevada
T Metro Center, Inc.	100.00%	Nevada
T Nashville, Inc.	100.00%	Nevada
T Park Central, Inc.	100.00%	Nevada
T Pecan Creek, Inc.	100.00%	Nevada
T Pecan Pointe, Inc.	100.00%	Nevada
T Pinnacle, Inc.	100.00%	Nevada
T Plum Creek, Inc.	100.00%	Nevada
T Polo Estates, Inc.	100.00%	Nevada
T Rogers, Inc.	100.00%	Nevada
T Sendero Ridge, Inc.	100.00%	Nevada
T Sorrento, Inc.	100.00%	Nevada
T Southwood 1295, Inc.	100.00%	Nevada
T Southwood 1394, Inc.	100.00%	Nevada
T Spanish Trail, Inc.	100.00%	Nevada
T Spyglass, Inc.	100.00%	Nevada
T Stonemason, Inc.	100.00%	Nevada
T Summer Breeze, Inc.	100.00%	Nevada
T Surf, Inc.	100.00%	Nevada
T Temple Villas, Inc.	100.00%	Nevada
T Travis, Inc.	100.00%	Nevada
T Vance Jackson, Inc.	100.00%	Nevada
T Verona Villas, Inc.	100.00%	Nevada
T Windsong, Inc.	100.00%	Nevada
Tacco Universal Corporation	100.00%	Nevada
TCascades, Inc.	100.00%	Nevada
TCI 1013 Common, Inc.	100.00%	Nevada
TCI 109 Beltline, Inc.	100.00%	Nevada
TCI 151 Acres, Inc.	100.00%	Nevada
TCI 319 Acres, Inc.	100.00%	Nevada
TCI 600 Las Colinas, Inc.	100.00%	Nevada
TCI 9033 Wilshire Boulevard	100.00%	Nevada
TCI 989 Market Street, Inc.	100.00%	Nevada
TCI Anderson Estates, Inc.	100.00%	Nevada
TCI Asia Limted	100.00%	Br. Virgin Islands
TCI Audubon Terrace, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Autumn Chase, Inc.	100.00%	Nevada
TCI Baywalk Corp.	100.00%	Nevada
TCI Bentonville, Inc.	100.00%	Nevada
TCI Bluffs at Vista Ridge, Inc.	100.00%	Nevada
TCI Bolivar Homes, Inc.	100.00%	Nevada
TCI Breezy Acres, Inc.	100.00%	Nevada
TCI Broadway Estates, Inc.	100.00%	Nevada
TCI Centura, Inc.	100.00%	Nevada
TCI Circle C, Inc.	100.00%	Nevada
TCI Cocke Estates, Inc.	100.00%	Nevada
TCI Courtyard, Inc.	100.00%	Nevada
TCI Dedeaux Road, Inc.	100.00%	Nevada
TCI Delta Development, Inc.	100.00%	Nevada
TCI Denham Springs, Inc.	100.00%	Nevada
TCI DLJ II, Inc.	100.00%	Nevada
TCI DLJ III, Inc.	100.00%	Nevada
TCI European Investment, Inc.	100.00%	Nevada
TCI Falcon Point, Inc.	100.00%	Nevada
TCI Forum, Inc.	100.00%	Nevada
TCI Gautier, Inc.	100.00%	Nevada
TCI Harpers Ferry, Inc.	100.00%	Nevada
TCI Heritage Building, Inc.	100.00%	Nevada
TCI Hunters Glen, Inc.	100.00%	Nevada
TCI Island Bay Corp.	100.00%	Nevada
TCI Keller Hicks, Inc.	100.00%	Nevada
TCI Lafayette Land, Inc.	100.00%	Nevada
TCI LeFlore Estates, Inc.	100.00%	Nevada
TCI Lexington Corp.	100.00%	Nevada
TCI Limestone Vista Ridge, Inc.	100.00%	Nevada
TCI Lincoln Estates, Inc.	100.00%	Nevada
TCI Marina Landing Corp.	100.00%	Nevada
TCI McKinney 34, Inc.	100.00%	Nevada
TCI McKinney Ranch, Inc.	100.00%	Nevada
TCI Mercer Crossing, Inc.	100.00%	Nevada
TCI Montfort Plaza, Inc.	100.00%	Nevada
TCI Monticello Estates, Inc.	100.00%	Nevada
TCI Mountain Plaza, Inc.	100.00%	Nevada
TCI MS Investment, Inc.	100.00%	Mississippi
TCI NO Properties, Inc.	100.00%	Nevada
TCI Ocean Estates, Inc.	100.00%	Nevada
TCI Paramount Terrace, Inc.	100.00%	Nevada
TCI Park West I, Inc.	100.00%	Nevada
TCI Park West II, Inc.	100.00%	Nevada
TCI Park West Land, Inc.	100.00%	Nevada
TCI Parkway Place, Inc.	100.00%	Nevada
TCI Riverwalk I, Inc.	100.00%	Nevada
TCI Riverwalk II, Inc.	100.00%	Nevada
TCI Stone Villas, Inc.	100.00%	Nevada
TCI Sugar Mill, Inc.	100.00%	Nevada
TCI Sunflower Estates, Inc.	100.00%	Nevada
TCI Tivoli, Inc.	99.00%	Nevada
TCI Valley Ranch 20, Inc.	100.00%	Nevada
TCI West End, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Westwood Square, Inc.	100.00%	Nevada
TCI Woodsong, Inc.	100.00%	Nevada
TCI Yazoo Estates, Inc.	100.00%	Nevada
TFalcon, Inc.	100.00%	Nevada
Top Capital Partners, Inc.	100.00%	Nevada
Transcontinental 4400, Inc.	100.00%	Nevada
Transcontinental Cary, Inc.	100.00%	Nevada
Transcontinental Coventry Pointe, Inc.	100.00%	Nevada
Transcontinental Eldorado, Inc.	100.00%	Nevada
Transcontinental Gautier Land, Inc.	100.00%	Nevada
Transcontinental Lamar, Inc.	100.00%	Nevada
Transcontinental Texstar, Inc.	100.00%	Nevada
Transcontinental Treehouse Corporation	100.00%	Nevada
Transcontinental Westgrove, Inc.	100.00%	Nevada
Verandas at Cityview Corp.	100.00%	Nevada
Warren Road Farm, Inc.	100.00%	Nevada

LLC Interests (including direct and indirect ownership through subsidiaries)

CCH Member, LLC	100.00%	Mississippi
Capital Center Holdings, LLC	50.00%	Mississippi
David L. Jordan Apartments, Phase III, LLC	0.01%	Mississippi
GP Bluffs Vista Ridge, LLC	100.00%	Nevada
JMJ Circle C East, LLC	100.00%	Texas
JMJ Circle C West, LLC	100.00%	Texas
JMJ Circle C, LLC	100.00%	Texas
LeFlore Estates, LLC	0.01%	Mississippi
Soledad Investments, LLC	100.00%	Nevada
Soledad Investors, LLC	50.00%	Nevada
T Midland, LLC	100.00%	Nevada
T Toulon, LLC	100.00%	Nevada
T Townhome Investments, LLC	100.00%	Nevada
T Polo Estates, Inc.	100.00%	Nevada
T Park Central, Inc.	100.00%	Nevada
T Whitman, LLC	100.00%	Nevada
TCI Adriatic, LLC	100.00%	Nevada
TCI Alpenloan, LLC	100.00%	Nevada
TCI Amoco Property, LLC	100.00%	Delaware
TCI Arbor Pointe, LLC	100.00%	Texas
TCI Bridgewood, LLC	100.00%	Nevada
TCI Centura Holdings, LLC	100.00%	Nevada
TCI Fountains at Waterford, LLC	100.00%	Texas
TCI Hines Acres, LLC	100.00%	Nevada
TCI Ladue, LLC	100.00%	Nevada
TCI Luna Ventures, LLC	100.00%	Nevada
TCI Meridian Acres, LLC	100.00%	Nevada
TCI Pantaze, LLC	100.00%	Nevada
TCI Payne North Land, LLC	100.00%	Nevada
TCI Ridgepoint, LLC	100.00%	Nevada
TCI Sunchase Apartments, LLC	100.00%	Texas
TCI Texas Properties, LLC	100.00%	Nevada
TCI Thornwood Apartments, LLC	100.00%	Texas
TCI VR, LLC	100.00%	Nevada
Thornwood Land and Cattle, LLC	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
Three Hickory Center, LLC	100.00%	Nevada
Travis Ranch, LLC	100.00%	Nevada

Partnerships (including direct and indirect ownership through subsidiaries)

288 City Park Apartments, LTD	99.00%	Texas
30 Castleglen Estates Apartments, LP	99.00%	Texas
35 Timberland Apts., LTD.	99.00%	Texas
Adams Properties Associates	0.01%	Georgia
Anderson Estates, LP	0.01%	Mississippi
Blue Lake Properties II, LTD	99.00%	Texas
Blue Lake Properties, LTD	99.00%	Texas
Bluffs at Vista Ridge, LTD	100.00%	Texas
Breakwater Bay, LTD	99.00%	Texas
BW Apartments, LP	49.00%	Texas
Capitol Hill Limited Partnership	99.00%	Arkansas
Cary Associates Limited Partnership	98.00%	North Carolina
Cascades Apartments, LTD	99.00%	Texas
Dakota Arms, LTD	99.00%	Texas
David L. Jordan Apartments Phase II, L.P.	0.01%	Mississippi
DeSoto Apartments, LTD	99.00%	Texas
DeSoto Ridge Apartments, LTD	24.00%	Texas
Echo Valley Properties, LTD	99.00%	Texas
El Chaparral National Associates, LP	99.00%	Texas
El Paso Legends, LTD	99.00%	Texas
Falcon Lakes, LTD	99.00%	Texas
FW Verandas at City View, LTD	99.00%	Texas
Garden Centura, LP	5.00%	Texas
Garden Foxwood, LP	100.00%	Delaware
Heather Creek Apartments Mesquite, LTD	99.00%	Texas
Indcon, LP	1.00%	Georgia
Kinsey Bridges, LTD	99.00%	Texas
KLP Clay Desta Apartments, LP	99.00%	Texas
KLP Dorado Ranch Apartments, LP	99.00%	Texas
KLP Sugar Mill Apartments, LP	24.00%	Texas
KLP Toulon Apartments, LP	24.00%	Mississippi
Laguna at Mira Lago, LTD	24.00%	Texas
Lake Forest AM, LTD	99.00%	Texas
Lakeview at Pecan Creek Apartments, LTD	24.00%	Texas
Limestone Vista Ridge Apartments, LTD	100.00%	Texas
Longfellow Arms Apartments, LTD	24.00%	Texas
Loyal Windsong of Fort Worth, LTD	99.00%	Texas
Mansions of Mansfield Apartments, LTD	99.00%	Texas
Marina Landing, LP	49.00%	Texas
Mason Kingsland Apartments, LP	99.00%	Texas
Mason Park, LTD	99.00%	Texas
Metra Arbor Pointe, LP	14.64%	Delaware
Metra Brighton Court, LP	14.64%	Delaware
Metra Cross Pool 1, LP	14.64%	Delaware
Metra Cross Pool 2, LP	14.64%	Delaware
Metra Delmar Valley, LP	14.64%	Delaware
Metra Enclave, LP	14.64%	Delaware
Metra Fairway View, LP	14.64%	Delaware
Metra Fountain Lake, LP	14.64%	Delaware

Name of Entity	Ownership	Jurisdiction
Metra Harper’s Ferry, LP	14.64%	Delaware
Metra Meridian, LP	14.64%	Delaware
Metra Quail Oaks, LP	14.64%	Delaware
Metra Sunchase, LP	14.64%	Delaware
Metra Westwood, LP	14.64%	Delaware
Metra Willow Creek, LP	14.64%	Delaware
Metra Wood Hollow, LP	14.64%	Delaware
Monticello Estates, LP	0.01%	Arkansas
Mountain Home Associates, LP	9.98%	New York
Nakash Income Associates	60.00%	Georgia
Northside on Travis, LTD	24.00%	Texas
Pacific Galveston Properties, LP	49.00%	Texas
Parc at Clarksville, LP	24.00%	Tennessee
Parc at Denham Springs, LP	24.00%	Louisiana
Parc at Grand Prairie, LP	99.00%	Texas
Parc at Maumelle, LP	99.00%	Arkansas
Parc at Metro Center II, LP	24.00%	Tennessee
Parc at Metro Center, LP	99.00%	Tennessee
Parc at Rogers, LP	99.00%	Arkansas
Pecan Pointe, LTD	24.00%	Texas
Plum Creek Apartments, LTD	24.00%	Texas
Riverwalk Apartments, LP	0.01%	Mississippi
SA Spanish Trail, LTD	99.00%	Texas
Sendero Ridge, LTD	100.00%	Texas
Signature Athletic Limited Partnership	100.00%	Texas
Spyglass of Mansfield, LTD	99.00%	Texas
TCI Eton Square, LP	90.00%	Texas
TCI Woodmont Group III, LP	75.00%	Texas
TCI Woodmont Group IV, LP	75.00%	Texas
TCI Woodmont Group V, LP	75.00%	Texas
TCI Woodmont Group VII, LP	75.00%	Texas
Tivoli Midway, LTD	99.00%	Texas
Verona Villa Apartments, LTD	24.00%	Texas
Vistas of Pinnacle Park, LTD	99.00%	Texas
Vistas of Vance Jackson, LTD	99.00%	Texas
Westgrove Air Plaza, LTD	100.00%	Texas
Wildflower Villas, LTD	99.00%	Texas
Woodmont TCI Group IX, LP	75.00%	Texas
Woodmont TCI Group VIII, LP	75.00%	Texas
Woodmont TCI Group X, LP	75.00%	Texas
Woodmont TCI Group XI, LP	75.00%	Texas
Woodmont TCI Group XII, LP	75.00%	Texas
Woodmont TCI Group XIII, LP	75.00%	Texas
Woodmont TCI Group XIV, LP	75.00%	Texas

*	A list of all subsidiaries of Income Opportunity Realty Investors (IOT) is filed as exhibit 21.1 to IOT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 which was filed with the Commission on March 31, 2009 and is incorporated by reference herein.
**	Transcontinental Realty Investors, Inc. owns 48.8%, American Realty Investors, Inc. owns 31.3% and Income Opportunity Realty Investors, Inc. owns 19.9%.